Exhibit 10.1 EXECUTION VERSION AMENDMENT NO. 1 TO LOAN FINANCING AND SERVICING AGREEMENT, dated as of July 29, 2026 (this “Amendment”), among CL LSF SPV I, LLC, as borrower (the “Borrower”), CRESTLINE LENDING SOLUTIONS, LLC, as servicer (the “Servicer”), DEUTSCHE BANK AG, NEW YORK BRANCH, as lender (the “Lender”), DEUTSCHE BANK AG, NEW YORK BRANCH, as facility agent (in such capacity, the “Facility Agent”), and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the “Collateral Agent”) and as collateral custodian (in such capacity, the “Collateral Custodian”). WHEREAS, the parties hereto are party to the Loan Financing and Servicing Agreement, dated as of September 19, 2025 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”) by and among the Borrower, the Servicer, CRESTLINE LENDING SOLUTIONS, LLC, as equityholder, the Lender and the other lenders from time to time party thereto, the Facility Agent, the Collateral Agent and the Collateral Custodian; WHEREAS, the parties hereto desire to amend the Loan Agreement in accordance with Section 17.2 of the Loan Agreement and subject to the terms and conditions set forth herein; and WHEREAS, the Facility Agent hereby authorizes and directs the Collateral Agent and the Collateral Custodian to execute and deliver this Amendment. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I Definitions SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement. ARTICLE II SECTION 2.1. Amendments to the Loan Agreement. As of the date hereof, the Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Agreement attached as Appendix A hereto. SECTION 2.2. Amendments to the Exhibits and Schedules to the Loan Agreement. As of the date of this Amendment, the Exhibits and Schedules to the Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set

2 forth on the pages of the Exhibits and Schedules to the Loan Agreement attached as Appendix B hereto. ARTICLE III Representations and Warranties SECTION 3.1. The Borrower and the Servicer hereby represent and warrant to each other party hereto that, as of the date first written above, (i) no Unmatured Event of Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Servicer contained in the Loan Agreement and the other Transaction Documents are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date). ARTICLE IV Conditions Precedent SECTION 4.1. This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions: (a) the execution and delivery of this Amendment by each party hereto; (b) the Facility Agent’s receipt of (i) a good standing certificate for each of the Borrower and the Servicer, (ii) a copy of the written consent or other authorizing resolutions of each of the Borrower and the Servicer approving this Amendment and the transactions contemplated hereby on behalf of the Borrower and the Servicer, certified by an authorized officer thereof and (iii) the executed legal opinions of Akin Gump Strauss Hauer & Feld LLP and Eversheds Sutherland (US) LLP, counsels to the Borrower and the Servicer, in form and substance acceptable to the Facility Agent and covering such matters as the Facility Agent may reasonably request; and (c) all fees (including reasonable and documented fees, disbursements and other charges of external counsel) due to the Lenders on or prior to the effective date of this Amendment have been paid in full. ARTICLE V Miscellaneous SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY DISPUTE, SUIT, ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, RELATING TO OR ARISING OUT OF THIS AMENDMENT OR TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

3 SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. SECTION 5.3. Ratification. Except as expressly amended hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan Agreement for all purposes. SECTION 5.4. Counterparts; Electronic Execution. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof. [Signature pages follow]

[Signature Page to Amendment 1 to LFSA] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. CL LSF SPV I, LLC, as Borrower By: Crestline Lending Solutions, LLC, its member By: /s/ Chris Semple Name: Chris Semple Title: Chief Executive Officer

[Signature Page to Amendment 1 to LFSA] CRESTLINE LENDING SOLUTIONS, LLC, as Servicer By: /s/ Chris Semple Name: Chris Semple Title: Chief Executive Officer

[Signature Page to Amendment 1 to LFSA] DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent By: /s/ Amit Patel Name: Amit Patel Title: Managing Director By: /s/ Peter Sabino Name: Peter Sabino Title: Director

[Signature Page to Amendment 1 to LFSA] DEUTSCHE BANK AG, NEW YORK BRANCH, as an Agent and as a Lender By: /s/ Amit Patel Name: Amit Patel Title: Managing Director By: /s/ Peter Sabino Name: Peter Sabino Title: Director

[Signature Page to Amendment 1 to LFSA] STATE STREET BANK AND TRUST COMPANY, as Collateral Agent and as Collateral Custodian By: /s/ Brian Peterson Name: Title: Brian Peterson Vice President

Appendix A

-x- EXECUTION VERSION Conformed through Amendment No. 1 dated July 29, 2026 LOAN FINANCING AND SERVICING AGREEMENT dated as of September 19, 2025 CL LSF SPV I, LLC, as Borrower CRESTLINE LENDING SOLUTIONS, LLC, as Equityholder and as Servicer THE LENDERS FROM TIME TO TIME PARTIES HERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent THE OTHER AGENTS PARTIES HERETO, and STATE STREET BANK AND TRUST COMPANY, as Collateral Agent and as Collateral Custodian

-x- EXHIBIT A Form of Note EXHIBIT B Audit Standards EXHIBIT C-1 Form of Advance Request EXHIBIT C-2 Form of Reinvestment Request EXHIBIT C-3 Form of Electronic Asset Approval Request EXHIBIT C-4 Form of FX Reallocation Notice EXHIBIT C-5 Form of Prepayment Notice EXHIBIT C-6 Form of Electronic Asset Approval Notice EXHIBIT D Form of Monthly Report EXHIBIT E Form of Joinder Agreement EXHIBIT F-1 Authorized Representatives of Servicer EXHIBIT F-2 Request for Release and Receipt EXHIBIT F-3 Request for Release of Request for Release and Receipt EXHIBIT G-1 U.S. Tax Compliance Certificate (Foreign Lender - non-Partnerships) EXHIBIT G-2 U.S. Tax Compliance Certificate (Foreign Participant - non-Partnerships) EXHIBIT G-3 U.S. Tax Compliance Certificate (Foreign Participants - Partnerships) EXHIBIT G-4 U.S. Tax Compliance Certificate (Foreign Lenders - Partnerships) EXHIBIT H Schedule of Collateral Obligations Certification SCHEDULE 1 Diversity Score Calculation SCHEDULE 2-A Moody’s Industry Classification Group List SCHEDULE 2-B GICS Industry Classification Group List SCHEDULE 3 Collateral Obligation Schedule SCHEDULE 4 Reserved SCHEDULE 5 Approved Valuation Firms ANNEX A Notice Information ANNEX B Commitments

-2- “Account Control Agreement” means the Account Control Agreement, dated as of the Effective Date, by and among the Borrower, as pledgor, the Collateral Agent on behalf of the Secured Parties, as secured party, and the Collateral Custodian, as Securities Intermediary, as may be amended, restated, supplemented or otherwise modified from time to time. “Accrual Period” means, with respect to any Distribution Date, the period from and including the Determination Date for the immediately prior Distribution Date (or, in the case of the first Distribution Date, from and including the Effective Date) through and including the day preceding the Determination Date for such Distribution Date. “Adjusted Aggregate Eligible Collateral Obligation Balance” means, as of any date, the Aggregate Eligible Collateral Obligation Amount minus the Excess Concentration Amount on such date. “Advance” has the meaning set forth in Section 2.1(a). “Advance Date” has the meaning set forth in Section 2.1(a). “Advance Rate” means, with respect to any Eligible Collateral Obligation on any date of determination, as determined by the Facility Agent in its sole discretion: (a) that is a First Lien Loan (other than a First Lien Real Estate Loan or a Multiple of Recurring Revenue Loan) (i) for which the relevant Obligor has an EBITDA for the prior twelve calendar months of (x) greater than or equal to $50,000,000, 70% or (y) not less than $10,000,000 but less than $50,000,000, 67.5% or (ii) that is a Small Obligor Collateral Obligation, 60%; (b) that is a First Lien Real Estate Loan, 60%; (c) that is a First Lien Loan that is a Multiple of Recurring Revenue Loan, 6055%; (d) that is a FILO Loan, and the Attaching Leverage Multiple (i) exceeds 1.0x and is less than or equal to 1.5x, 55%, (ii) exceeds 1.5x and is less than or equal to 2.0x, 50% and (iii) exceeds 2.0x and is less than or equal to 2.5x, 45%; provided that, the portion of any FILO Loan with a Leverage Multiple that attaches in excess of 2.5x shall be deemed to be a Second Lien Loan for purposes of this definition; or (e) that is a Second Lien Loan, 35%; provided that, any DB Tranched Last Out Loan shall receive the Advance Rate applicable to a Second Lien Loan unless otherwise specified by the Facility Agent in its sole discretion in the related Asset Approval Notice; provided that, the Advance Rate otherwise applicable thereto pursuant to this definition shall be reduced by fifteen (15) percentage points for any Deferrable Collateral Obligation that is currently paying interest in cash in an amount less than (i) if such Deferrable Collateral Obligation is a Fixed Rate Collateral Obligation, 4.50% per annum or (ii) otherwise, 2.50% per annum over the Applicable Interest Rate.

-13- filing, in each case only to the extent reasonably available to the Servicer, and (iv) paper or electronic copies of any other document included on the related Document Checklist that is reasonably requested by any Agent and reasonably available to the Servicer. “Collateral Obligation Schedule” means the list of Collateral Obligations set forth on Schedule 3, as the same may be updated by the Borrower (or the Servicer on behalf of the Borrower) from time to time. “Collateral Quality Tests” means, collectively or individually as the case may be, the Minimum Diversity Test, the Minimum Weighted Average Spread Test, the Minimum Weighted Average Coupon Test and the Maximum Weighted Average Life Test. “Collection Account” means, collectively, the Principal Collection Account and the Interest Collection Account. “Collections” means the sum of all Interest Collections and all Principal Collections received with respect to the Collateral. “Commitment” means, for each Committed Lender, (a) prior to the Facility Termination Date, the commitment of such Committed Lender to make Advances to the Borrower in an amount not to exceed, in the aggregate, the amount set forth opposite such Committed Lender’s name under “Committed Facility Amount” on Annex B or pursuant to the assignment executed by such Committed Lender and its assignee(s) and delivered pursuant to Article XV or pursuant to a Joinder Agreement executed and delivered pursuant to Article XV (as such Commitment may be reduced as set forth in Section 2.5 or increased as set forth in Section 2.8), and (b) on and after the earlier to occur of (i) the Facility Termination Date and (ii) the end of the Revolving Period, such Committed Lender’s pro rata share of all Advances Outstanding. “Committed Facility Amount” means, as of any date of determination (a) prior to the end of the Revolving Period, $150,000,000350,000,000, as such amount may be permanently reduced pursuant to Section 2.5 or increased pursuant to Section 2.8 or (b) from and after the end of the Revolving Period, the Advances Outstanding as of such date; provided that, in no event shall the Committed Facility Amount exceed $1,000,000,000. “Committed Lenders” means, for any Lender Group, the Person(s) executing this Agreement in the capacity of a “Committed Lender” for such Lender Group (or an assignment hereof or a Joinder Agreement in accordance with Article XV) in accordance with the terms of this Agreement. “Competitor” means (a) any Person primarily engaged in the business of lending to middle-market or lower-middle-market companies or investing in loans to middle-market or lower-middle-market companies, which is in direct or indirect competition with the Borrower, the Equityholder, the Servicer, any sub-advisor of the Servicer, or any Affiliate thereof that is an investment advisor, (b) any Person controlled by, or controlling, or under common control with, a Person referred to in clause (a) above, (c) any Person for which a Person referred to in clause (a) above serves as an investment advisor with discretionary investment authority or (d) any public or private business development company (including any applicable external investment manager and Affiliates thereof).

-18- “EBITDA” means, with respect to any period and any Collateral Obligation, the meaning of “EBITDA,” “Adjusted EBITDA” or any comparable definition in the Underlying Instruments for each such Collateral Obligation. In any case that “EBITDA,” “Adjusted EBITDA” or such comparable definition is not defined in such Underlying Instruments, “EBITDA” shall mean an amount, for the related Obligor and any of its parents or Subsidiaries that are obligated with respect to such Collateral Obligation pursuant to its Underlying Instruments (determined on a consolidated basis without duplication in accordance with GAAP) equal to earnings from continuing operations for such period plus interest expense, income taxes, depreciation, amortization and, to the extent approved by the Facility Agent on a Collateral Obligation by Collateral Obligation basis, any other non-cash charges and organization costs deducted in determining earnings from continuing operations for such period, and, to the extent approved by the Facility Agent on a Collateral Obligation by Collateral Obligation basis, costs and expenses reducing earnings and other extraordinary non-recurring costs and expenses for such period (to the extent deducted in determining earnings from continuing operations for such period). With respect to any Obligor for which four full fiscal quarters of economic data are not available, EBITDA shall be determined for such Obligor based on annualizing the economic data from the reporting periods actually available. “EBITDA Adjustments” means, with respect to any Collateral Obligation on any date of determination, as defined in or calculated pursuant to the related financial reporting package, the percentage that represents the EBITDA Adjustments divided by EBITDA, whereby the EBITDA Adjustments are the sum of: (a) unrealized “runrate” earnings or cost savings (excluding adjustments to owner’s or management compensation); and (b) if approved in writing by the Facility Agent in its reasonable discretion, any other reasonable and customary addbacks deemed appropriate by the Servicer in accordance with the Servicing Standard. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Advance Rate” means, as of any date of determination, (a) the Advances Outstanding on such date divided by (b) the sum of (i) the Adjusted Aggregate Eligible Collateral Obligation Balance on such date plus (ii) the amount of Principal Collections on deposit in the

-26- state(s) being the “Exiting State(s)”), such term shall mean the single currency adopted and retained as the lawful currency of the remaining member states and shall not include any successor currency introduced by the Exiting State(s). “Euro Advance” means each Advance made in Euros. “Euro Lender” means the Persons executing this Agreement (or an assignment hereof or a Joinder Agreement in accordance with Article XV) in the capacity of a “Euro Lender”. “European Supervisory Authorities” means, together, the European Banking Authority, the European Insurance and Occupational Pensions Authority and the European Securities and Markets Authority (including any predecessor, successor or replacement organization thereto). “Event of Default” means any of the events described in Section 13.1. “Excepted Deferrable Collateral Obligation” means, as of any date of determination, a Deferrable Collateral Obligation that, as of such date, is currently paying interest in cash in an amount not less than (i) if such Deferrable Collateral Obligation is a Fixed Rate Collateral Obligation, 5.50% per annum or (ii) otherwise, 4.50% per annum over the Applicable Interest Rate. “Excess Concentration Amount” means, as of the most recent Measurement Date (and after giving effect to all Eligible Collateral Obligations to be purchased or sold by the Borrower on such date), the sum, without duplication, of the following amounts: (a) the excess, if any and without duplication, of the sum of the Collateral Obligation Amounts of all Eligible Collateral Obligations that are (i) not First Lien Loans (including, for purposes of this clause (i), any DB Tranched Last Out Loans) over 1520% of the Excess Concentration Measure and (ii) Second Lien Loans (excluding, for purposes of this clause (i), any DB Tranched Last Out Loans) over 10% of the Excess Concentration Measure; (b) the excess, if any, of the sum of the Collateral Obligation Amounts of all Collateral Obligations that are obligations of any single Obligor (other than an Obligor described in the following proviso) over 5% of the Excess Concentration Measure; provided that, (x) with respect to any two (2) Obligors that have Collateral Obligation Amounts of Collateral Obligations in excess of all other single Obligors, the sum of the Collateral Obligation Amounts of all Collateral Obligations that are obligations of each of such Obligors may be up to 10% of the Excess Concentration Measure, (y) with respect to any three (3) Obligors that have Collateral Obligation Amounts of Collateral Obligations in excess of all other single Obligors (other than the Obligors described in the foregoing clause (x)), the sum of the Collateral Obligation Amounts of all Collateral Obligations that are obligations of each of such Obligors may be up to 7.5% of the Excess Concentration Measure and (z) with respect to any two (2) Obligors that have Collateral Obligation Amounts of Collateral Obligations in excess of all other single Obligors (other than the Obligors described in the foregoing clause (x) and clause (y)), the sum of the Collateral Obligation Amounts of all Collateral Obligations that are obligations of each of such Obligors may be up to 6% of the Excess Concentration Measure;

-27- (c) subject to the following proviso, the excess, if any, of the sum of the Collateral Obligation Amounts of all Collateral Obligations that are obligations of Obligors (i) subject to the following provisos, in any single Moody’s Industry Classification over 15% of the Excess Concentration Measure; provided that, (x) the sum of the Collateral Obligation Amounts of all Collateral Obligations with an Obligor in any one Moody’s Industry Classification in excess of all other Moody’s Industry Classifications may be up to 25% of the Excess Concentration Measure (or, if such Moody’s Industry Classification is “Corp-High Tech Industries” or “Corp- Healthcare & Pharmaceuticals”, up to 30% of the Excess Concentration Measure) and (y) the sum of the Collateral Obligation Amounts of all Collateral Obligations with an Obligor in any one Moody’s Industry Classification (other than the Moody’s Industry Classification specified in the foregoing clause (x)) in excess of all other Moody’s Industry Classifications may be up to 22.5% of the Excess Concentration Measure; provided further that, subject to the above limitation, the sum of the Collateral Obligation Amounts of all Eligible Collateral Obligations with an Obligor in (i1) the “Corp-Energy: Oil & Gas”, “Corp-Metals & Mining” or “Corp-Utilities: Oil & Gas” Moody’s Industry Classifications shall not exceed, in the aggregate, 10% of the Excess Concentration Measure and (ii2) the “Corp-Retail” Moody’s Industry Classification shall not exceed 10% of the Excess Concentration Measure; and (ii) in the “Software” GICS Industry Classification (as approved by the Facility Agent in its reasonable discretion in the related Asset Approval Notice on or prior to the related Cut-Off Date with respect to each Collateral Obligation) over 20% of the Excess Concentration Measure; (d) the excess, if any, of the sum of the Collateral Obligation Amounts of all Collateral Obligations that are Fixed Rate Collateral Obligations that are not subject to a qualifying Hedging Agreement pursuant to Section 10.6 over 15% of the Excess Concentration Measure; (e) the excess, if any, of the sum of the Collateral Obligation Amounts of all Eligible Collateral Obligations that are Deferrable Collateral Obligations (other than Excepted Deferrable Collateral Obligations) over 25% of the Excess Concentration Measure; provided that, the sum of the Collateral Obligation Amounts of all Eligible Collateral Obligations that are Deferrable Collateral Obligations (i) that are currently deferring or capitalizing payments of accrued and unpaid interest shall not exceed 15% of the Excess Concentration Measure and (ii) that are currently deferring or capitalizing payments of accrued and unpaid interest and for which, pursuant to the related Underlying Instruments, the portion of interest required to be paid in cash results in the outstanding principal amount of such Deferrable Collateral Obligation having an effective rate of current interest paid in cash on such day that does not exceed (x) if such Deferrable Collateral Obligation is a Fixed Rate Collateral Obligation, 4.50% per annum or (y) otherwise, the Applicable Interest Rate plus 2.50% per annum shall not, in the aggregate, exceed 10% of the Excess Concentration Measure; (f) the excess, if any, of the sum of the Collateral Obligation Amounts of all Collateral Obligations that are Variable Funding Assets over 10% of the Excess Concentration Measure; (g) the excess, if any, of the sum of the Collateral Obligation Amounts of all Collateral Obligations that are DIP Loans over 10% of the Excess Concentration Measure;

-28- (h) the excess, if any, of the sum of the Collateral Obligation Amounts of all Collateral Obligations that are Assigned Participation Interests (other than Assigned Participation Interests owned by the Borrower as of the Effective Date) over 5.05% of the Excess Concentration Measure; (i) reserved; (i) the excess, if any, of the sum of the Collateral Obligation Amounts of all Eligible Collateral Obligations that have EBITDA Adjustments greater than 35% over 30% of the Excess Concentration Measure; (j) reserved; (k) the excess, if any, of the sum of the Collateral Obligation Amounts of all Collateral Obligations that are secured primarily by real estate over 15% of the Excess Concentration Measure; (l) the excess, if any, of the sum of the Collateral Obligation Amounts of all Collateral Obligations that are Multiple of Recurring Revenue Loans over 2510% of the Excess Concentration Measure; (m) the excess, if any, of the sum of the Collateral Obligation Amounts of all Collateral Obligations denominated in an Eligible Currency other than Dollars over 15% of the Excess Concentration Measure; (n) the excess, if any, of the sum of the Collateral Obligation Amounts of all Collateral Obligations with an Obligor domiciled in an Eligible Jurisdiction other than the United States or any State thereof (including the District of Columbia) over 15% of the Excess Concentration Measure; and (o) the excess, if any, of the sum of the Collateral Obligation Amounts of all Small Obligor Collateral Obligations (other than any Collateral Obligation that has been designated and approved as either an Asset Based Loan or a Multiple of Recurring Revenue Loan) over 15% of the Excess Concentration Measure; provided that, the sum of the Collateral Obligation Amounts of all Collateral Obligations (other than any Collateral Obligation that has been designated and approved as either an Asset Based Loan or a Multiple of Recurring Revenue Loan) with respect to which the EBITDA for the prior twelve calendar months of the related Obligor is less than $5,000,000 shall not exceed 5% of the Excess Concentration Measure. “Excess Concentration Measure” means (a) as of any date of determination during any Ramp-Up Period, the Target Portfolio Amount and (b) otherwise, (i) the Aggregate Eligible Collateral Obligation Amount plus (ii) all amounts on deposit in the Principal Collection Account minus (iii) the Aggregate Unfunded Equity Amount plus (iv) all amounts on deposit in the Unfunded Exposure Account.

-32- “GAAP” means generally accepted accounting principles in the United States, which are applicable to the circumstances as of any day. “GBP” means the lawful currency for the time being of the United Kingdom. “GBP Advance” means each Advance made in GBP. “GBP Lender” means the Persons executing this Agreement (or an assignment hereof or a Joinder Agreement in accordance with Article XV) in the capacity of a “GBP Lender”. “GBSA” means the German Act on the Ring-fencing of Risks and for the Recovery and Resolution Planning for Credit Institutions and Financial Groups (Gesetz zur Abschirmung von Risiken und zur Planung der Sanierung und Abwicklung von Kreditinstituten und Finanzgruppen) of 7 August 2013 (commonly referred to as the German Bank Separation Act) (Trennbankengesetz), as amended. “GICS Industry Classification” means the industry classifications set forth in Schedule 2- B, as such industry classifications shall be updated in the sole discretion of the Facility Agent if MSCI Inc. publishes revised industry classifications. “Hazardous Materials” means all materials subject to any Environmental Law, including materials listed in 49 C.F.R. § 172.101, materials defined as hazardous pursuant to § 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, flammable, explosive or radioactive materials, hazardous or toxic wastes or substances, lead-based materials, petroleum or petroleum distillates or asbestos or material containing asbestos, polychlorinated biphenyls, radon gas, urea formaldehyde and any substances classified as being “in inventory”, “usable work in process” or similar classification that would, if classified as unusable, be included in the foregoing definition. “Hedge Breakage Costs” means, with respect to each Hedge Counterparty upon the early termination of any Hedge Transaction with such Hedge Counterparty, the net amount, if any, payable by the Borrower to such Hedge Counterparty for the early termination of that Hedge Transaction or any portion thereof. “Hedge Counterparty” means (a) DBNY and its affiliates and (b) any other entity that (i) on the date of entering into any Hedge Transaction (x) is an interest rate swap dealer that has been approved in writing by the Facility Agent, and (y) has a long-term unsecured debt rating of not less than “A” by S&P, not less than “A2” by Moody’s and not less than “A” by Fitch (if such entity is rated by Fitch) (the “Long-term Rating Requirement”) and a short-term unsecured debt rating of not less than “A-1” by S&P, not less than “P-1” by Moody’s and not less than “Fl” by Fitch (if such entity is rated by Fitch) (the “Short-term Rating Requirement”), and (ii) in a Hedging Agreement (x) consents to the assignment hereunder of the Borrower’s rights under the Hedging Agreement to the Facility Agent on behalf of the Secured Parties and (y) agrees that in the event that Moody’s, S&P or Fitch reduces its long-term unsecured debt rating below the Long-term Rating Requirement or reduces it short-term debt rating below the Short-term Rating Requirement, it shall either collateralize its obligations in a manner reasonably satisfactory to the Facility Agent, or transfer its rights and obligations under each Hedging Agreement (excluding,

-39- the Uncommitted Facility Amount as of such date and (b) from and after the end of the Revolving Period, the Advances Outstanding as of such date. “Maximum Portfolio Advance Rate” means, on any date of determination, the percentage corresponding to the applicable Diversity Score as set forth in the table below: Diversity Score (on such date) Maximum Portfolio Advance Rate Less than 4 0% Greater than or equal to 4 but less than 6 40% Greater than or equal to 6 but less than 8 50% Greater than or equal to 8 but less than 10 55% Greater than or equal to 10 but less than 12 60% Greater than or equal to 12 but less than 15 65% Greater than or equal to 15 67.5% “Maximum Weighted Average Life Test” means a test that will be satisfied on any date of determination if the Weighted Average Life of all Eligible Collateral Obligations included in the Collateral is less than or equal to 6.5 years. “Measurement Date” means each of the following, as applicable: (i) the Effective Date; (ii) each Determination Date; (iii) each Funding Date; (iv) the date of any repayment or prepayment pursuant to Section 2.4; (v) the date on which any Revaluation Event occurs with respect to any Collateral Obligation; (vi) the date of any optional repurchase or substitution pursuant to Section 7.11; (vii) the last day of the Revolving Period; (viii) the date on which the Borrower is notified of any change in the Discount Factor of any Collateral Obligation in accordance with Section 2.7; and (ix) the date of any Optional Sale. “Minimum Diversity Test” means a test that will be satisfied on any date of determination if the Diversity Score of all Eligible Collateral Obligations included in the Collateral is equal to or greater than (i) during any Ramp-Up Period, 4 and (ii) otherwise, 10. “Minimum Equity Test” means a test that will be satisfied on any date of determination if the Effective Equity is at least equal to the greater of (a) $30,000,000 and (b) the sum of the Principal Balances of (i) during theany Ramp-Up Period, the three (3) largest Eligible Obligors with Collateral Obligations constituting the highest aggregate Principal Balances and (ii) thereafter, the four (4) largest Eligible Obligors with Collateral Obligations constituting the highest aggregate Principal Balances. “Minimum Weighted Average Coupon Test” means a test that will be satisfied on any date of determination if the Weighted Average Coupon of all Eligible Collateral Obligations that are Fixed Rate Collateral Obligations included in the Collateral on such date is equal to or greater than 5.5%. “Minimum Weighted Average Spread Test” means a test that will be satisfied on any date of determination if the Weighted Average Spread of all Eligible Collateral Obligations included in the Collateral on such date is equal to or greater than 4.40%.

-41- “Note Agent” has the meaning set forth in Section 14.1. “Obligations” means all obligations (monetary or otherwise) of the Borrower to the Lenders, the Agents, the Collateral Agent, the Collateral Custodian, the Facility Agent or any other Affected Person or Indemnified Party arising under or in connection with this Agreement, the Notes and each other Transaction Document. “Obligor” means any Person that owes payments under any Collateral Obligation and, solely for purposes of calculating the Excess Concentration Amount pursuant to clause (b) or clause (c) of the definition thereof, any Obligor that is an Affiliate of another Obligor shall be treated as the same Obligor; provided that for purposes of this definition, the term Affiliate shall not include any Affiliate relationship which may exist solely as a result of direct or indirect ownership of, or control by, a common financial sponsor. The Obligor of a Collateral Obligation that is a participation interest shall mean the obligor under the underlying collateral obligation in which such participation interest is granted. “Obligor Information” means, with respect to any Obligor, (i) the legal name, address, organizational chart and, if available to the Servicer using commercially reasonable efforts, tax identification number of such Obligor, (ii) the jurisdiction in which such Obligor is domiciled, (iii) unless waived by the Facility Agent in its sole discretion, the audited financial statements for the three prior fiscal years of such Obligor (or, if such financial statements are not available for any of the three prior fiscal years of such Obligor, the unaudited financial statements or quality of earnings reports of such Obligor for whichever such fiscal years are available, if any), (iv) the Servicer’s internal credit memo with respect to the Obligor and the related Collateral Obligation (it being understood that, if any of the information required pursuant to this definition is contained in such internal credit memo, such information need not be separately provided), (v) the annual report for the most recent fiscal year of such Obligor, including profit and loss, balance sheet, cash flows, notes to accountants, auditor’s reports and other customary reporting items, (vi) if available, a company forecast of such Obligor, including plans related to capital expenditures, (vii) the business model, company strategy and names of known peers of such Obligor, (viii) if available, the shareholding pattern and details of the management team of such Obligor and (ix) details of any banking facilities and the debt maturity schedule of such Obligor. “Observable Market Price” means, with respect to any Broadly Syndicated Loan as of any date of determination, the bid price determined by Thomas Reuters Pricing Service, IHS Markit Ltd or LoanX, Inc, or any other nationally recognized loan pricing service selected by the Servicer, for which the aggregate bid value is at least equal to the Principal Balance of such Broadly Syndicated Loan. “OFAC” has the meaning set forth in Section 9.30(a). “Officer’s Certificate” means a certificate signed by ana Responsible Officer. “Official Body” means any government or political subdivision or any agency, authority, regulatory body, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

-51- Facility Agent in its sole discretion); provided that, each subsequent increase of an additional 10% (or such higher percentage determined by the Facility Agent in its sole discretion) over the applicable Original Effective LTV shall be an additional Revaluation Event; (g) an Insolvency Event occurs with respect to the related Obligor or the related Obligor undergoes a merger, acquisition or other restructuring or commences formal restructuring or workout negotiations with its creditors or formally engages a restructuring advisor; (h) the Borrower sells or otherwise disposes of a portion of such Collateral Obligation at a price (as a percentage of par) less than the currently assigned Discount Factor; (i) with respect to any Participation Interest, the seller thereof ceases to have (x) long- term unsecured ratings of at least “Baa1” by Moody’s and “BBB+” by S&P and (y) short- term unsecured ratings of at least “A-1” by S&P and “P-1” by Moody’s (or, in each case, such other ratings as approved by the Facility Agent in its sole discretion); (j) the related Obligor breaches any financial covenant in the related Underlying Instruments in any material respect; (k) such Collateral Obligation becomes the subject of an offer, exchange or tender by the related Obligor; (l) with respect to any Multiple of Recurring Revenue Loan, (i) the Leverage Multiple thereof (x) increases by 20% or more over the Original Leverage Multiple thereof or (y) increases by 0.5x or more over the Original Leverage Multiple thereof; (ii) the Leverage Multiple thereof exceeds 3.00x; (iii) the related Obligor’s last quarter annualized Revenue is less than $15,000,000 (calculated using the most recent financial information of such Obligor received by or otherwise available to the Borrower); or (iv) the related Obligor fails to maintain the minimum liquidity required pursuant to the related Underlying Instruments; or (v) any failure to provide the information necessary to calculate the Leverage Multiple thereof; (m) with respect to any Broadly Syndicated Loan, it ceases to satisfy any of the criteria set forth in the definition thereof at any time; (n) (i) with respect to any Collateral Obligation (other than a Broadly Syndicated Loan) or portion thereof, the Servicer (or any Affiliate thereof) internally marks such Collateral Obligation at a price below 90% of par or (ii) with respect to any Broadly Syndicated Loan or portion thereof that (x) has a Purchase Price greater than or equal to 95.0%, the Observable Market Price falls below 80.0%, (y) has a Purchase Price greater than or equal to 85.0% and less than 95.0%, the Observable Market Price falls below 70.0% or (z) has any other Purchase Price, the Observable Market Price falls below 60.0%; and (o) any Collateral Obligation has EBITDA Adjustments greater than 35%. provided that, with respect to any Collateral Obligation, the Facility Agent may in its sole discretion include custom revaluation events other than those included in the definition of

-55- Servicer (other than the Senior Servicing Fee and the Subordinated Servicing Fee) under the Transaction Documents. “Servicer’s Mark” means, as of any date of determination, (a) with respect to any Broadly Syndicated Loan, the then-current fair market value thereof assigned on the books and records of the Servicer (or any Affiliate thereof) and (b) with respect to any other Collateral Obligation, the then-current internal mark of the Servicer (or any Affiliate thereof), in each case, determined in accordance with the Servicing Standard. “Servicing Standard” means, with respect to any Collateral Obligations, to service and administer such Collateral Obligations on behalf of the Borrower for the benefit of the Secured Parties in accordance with the Underlying Instruments and all customary and usual servicing practices which are consistent with the higher of: (i) the customary and usual servicing practices that a prudent institutional loan investor or lender would use in servicing loans like the Collateral Obligations for its own account, and (ii) the same care, skill, prudence and diligence with which the Servicer services and administers loans for its own account or for the account of others. “Short-term Rating Requirement” has the meaning set forth in the definition of “Hedge Counterparty” in this Section 1.1 “Small Obligor Collateral Obligation” means any Collateral Obligation (other than a Multiple of Recurring Revenue Loan or an Asset Based Loan) for which the related Obligor has a positive EBITDA for the prior twelve calendar months of less than $10,000,000. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SONIA” means, with respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator’s Website. “SONIA Adjustment” means, for a period equal to three (3) months, 0.1193% per annum. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “Specified Borrowing Base Breach” means a breach (a) occurring at any time during which the Advances Outstanding exceed the Borrowing Base by an amount equal to or less than the Specified Borrowing Base Breach Amount and (b) continuing until such time as the

-56- Advances Outstanding no longer exceed the Borrowing Base (or as otherwise waived by the Facility Agent in its sole discretion). “Specified Borrowing Base Breach Amount” means 2.5% of the Adjusted Aggregate Eligible Collateral Balance. “SR Lender” means each Lender that is subject to the EU Securitization Rules. “Standard & Poor’s” or “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor or successors thereto. “Structured Finance Obligation” means any obligation issued by a special purpose entity and secured directly by, referenced to, or representing ownership of, a pool of receivables or other financial assets of any obligor, including (but not limited to) collateralized debt obligations, collateralized loan obligations, asset backed securities and mortgage backed securities or any resecuritization thereof or any similar obligation deemed to be a “Structured Finance Obligation” for regulatory purposes by the Facility Agent in its reasonable discretion. “Subordinated Servicing Fee” means with respect to any Distribution Date, the subordinated fee payable to the Servicer or successor servicer (as applicable) for services rendered during the related Accrual Period, which shall be equal to one-twelfth of the product of (i) the Subordinated Servicing Fee Percentage multiplied by (ii) the average of the values of the Aggregate Eligible Collateral Obligation Amount on the first day and the last day of the related Accrual Period. “Subordinated Servicing Fee Percentage” means 0.25%. “Subsidiary” means, with respect to any Person, a corporation, partnership or other entity of which such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares or interests as have more than 50% of the ordinary voting power for the election of directors, managers or general partners, as applicable. “Substituted Collateral Obligation” means, with respect to any Accrual Period, any Warranty Collateral Obligation with respect to which the Equityholder has substituted in a replacement Eligible Collateral Obligation pursuant to Section 7.11 and the Sale Agreement. “Supported QFC” has the meaning set forth in Section 17.20. “Tangible Net Worth” means, with respect to any Person, the consolidated assets minus the consolidated liabilities of such Person and its consolidated Subsidiaries calculated in accordance with GAAP after subtracting therefrom the aggregate amount of the intangible assets of such Person and its consolidated Subsidiaries, including, without limitation, goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights and service marks. “Target Portfolio Amount” means, as of any date of determination, $444,444,444.44888,888,888.88; provided that, the Target Portfolio Amount shall be adjusted on each Ramp-Up Reset Date (upon the mutual agreement of the Borrower and the Facility Agent) based on the new Committed Facility Amount.

-67- Section 2.4 Repayment and Prepayments. (a) The Borrower shall repay the Advances Outstanding (b) on each Distribution Date to the extent required to be paid hereunder and funds are available therefor pursuant to Section 8.3 and (c) in full on the Facility Termination Date. Each repayment shall be made in the currency in which the Advance being repaid is denominated. (d) Prior to the Facility Termination Date, the Borrower may, from time to time, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Advance using Principal Collections on deposit in the Principal Collection Account or other funds available to the Borrower on such date; provided that (i) all such voluntary prepayments shall require prior written notice to the Facility Agent (with a copy to the Collateral Agent and each Agent) by 11:00 a.m. two (2) Business Days prior to such voluntary prepayment (or such shorter period as the Facility Agent may accept in its sole discretion), which notice (herein called the “Prepayment Notice”) shall be in the form of Exhibit C-5 and shall include (among other things) the proposed date of such prepayment, whether the Advances being prepaid were drawn from the Committed Facility Amount pursuant to Section 2.1(a)(i) and/or the Uncommitted Facility Amount pursuant to Section 2.1(a)(ii) and the amount and allocation of such prepayment; (ii) each such voluntary partial prepayment shall be in a minimum amount of 1,000,000 AUDs, 1,000,000 CADs, $1,000,000, 1,000,000 Euros or 1,000,000 GBPs, individually and as applicable; (iii) each prepayment shall be applied on the Business Day received by the Facility Agent if received by 3:00 p.m., New York City time, on such day as Amount Available constituting Principal Collections pursuant to Section 8.3(a) as if (x) the date of such prepayment were a Distribution Date and (y) such prepayment occurred during the Accrual Period to which such Distribution Date relates; and (iv) each prepayment shall be made in the currency in which the Advance being prepaid is denominated. Each such prepayment shall be subject to the payment of any amounts required by Section 2.5 (if any) resulting from a prepayment or payment. Section 2.5 Permanent Reduction of Committed Facility Amount. (a) The Borrower may at any time upon five Business Days’ prior written notice to the Facility Agent, permanently reduce the Committed Facility Amount (i) in whole upon payment in full (in accordance with Section 2.4) of all Advances Outstanding or (ii) in part by any pro rata amount that the Committed Facility Amount exceeds the Advances Outstanding drawn from the Committed Facility Amount pursuant to Section 2.1(a)(i) (after giving effect to any concurrent prepayment thereof). In connection with any permanent reduction of the Committed Facility Amount under this Section 2.5(a), the Commitment of each Committed Lender shall automatically, and without any further action by any party, be reduced pro rata with all other Committed Lenders such that the sum of all Commitments will equal the newly reduced Committed Facility Amount.

-68- (b) As a condition precedent to any permanent reduction of the Committed Facility Amount pursuant to Section 2.5(a), the Borrower shall pay to the Facility Agent, for the respective accounts of the Lenders, any applicable Prepayment Fee; provided that, notwithstanding the foregoing or anything to the contrary herein, no Prepayment Fee shall be payable in connection with any permanent reduction of the Committed Facility Amount occurring (x) during the continuation of a Non-Approval Event or (y) after the two-year anniversary of the Effective Date. Section 2.6 Extension of Revolving Period. The Borrower may, at any time (a) not earlier than the date that is twelve (12) months prior to the last day of the then-existing Revolving Period and (b) prior to the date that is 30 calendar days prior to the last day of the then-existing Revolving Period, deliver a written notice to the Facility Agent requesting an extension of the Revolving Period, substantially maintaining the remaining existing terms of this Agreement. In the respective sole discretion of each Agent, the Revolving Period shall be extended to a date mutually agreed upon by the Borrower and the Agents and in accordance with the other terms and conditions as may be agreed to from time-to-time by the Borrower and the Facility Agent. To the extent any Lender does not agree to any such extension of the Revolving Period, each extending Lender shall have the right (but not the obligation) to purchase the Commitment of such declining Lender, and such declining Lender agrees to assign its Commitment to each such extending Lender. To the extent multiple extending Lenders exercise this option, the Commitment of the declining Lender shall be allocated to such extending Lenders pro rata. Section 2.7 Calculation of Discount Factor. (a) In connection with the purchase of each Collateral Obligation and prior to such Collateral Obligation being purchased by the Borrower and included in the Collateral, the Facility Agent will assign (in its sole discretion) a Discount Factor for such Collateral Obligation, which Discount Factor shall remain effective for such Collateral Obligation except as provided in clause (c) below. (b) If a Revaluation Event occurs with respect to any Collateral Obligation, the Discount Factor of such Collateral Obligation may be amended by the Facility Agent, in its sole discretion; provided that, (I) in the event of a Revaluation Event pursuant to clause (d) of the definition thereof with respect to a First Lien Loan that (i) is not a Small Obligor Collateral Obligation and (ii) has a then-current Leverage Multiple no greater than 2.00x higher than the Original Leverage Multiple thereof, the Facility Agent may decrease the Discount Factor by a percentage no greater than (x) 1 minus (y) the quotient of the then-current Leverage Multiple divided by the Original Leverage Multiple thereof; and (II) upon the occurrence of a Revaluation Event pursuant to clause (n) of the definition thereof, the Discount Factor of such Collateral Obligation may be amended by the Facility Agent in its sole discretion and, thereafter, if the Servicer’s Mark falls below the amended Discount Factor determined by the Facility Agent, the Discount Factor applicable to such Collateral Obligation shall automatically be adjusted to match the Servicer’s Mark and, thereafter, the Discount Factor applicable to such Collateral Obligation shall automatically be adjusted (i) upon any increase of the Servicer’s Mark, to the lesser of (x) such increased Servicer’s Mark and (y) the amended Discount Factor determined by the Facility

-69- Agent and (ii) upon any decrease of the Servicer’s Mark, such decreased Servicer’s Mark; provided that, notwithstanding the foregoing or anything to the contrary herein, if at any such time the Servicer’s Mark falls below 65%, the Discount Factor applicable to such Collateral Obligation may be amended by the Facility Agent in its sole discretion upon such occurrence and each time thereafter the Servicer’s Mark is further revised down below such 65% level. The Facility Agent shall provide written notice of the revised Discount Factor to the Borrower and the Servicer. To the extent the Servicer has actual knowledge or has received notice of any Revaluation Event with respect to any Collateral Obligation, the Servicer shall give prompt written notice thereof to the Facility Agent (but, in any event, not later than two (2) Business Days after it receives notice or gains actual knowledge thereof). (c) If the Discount Factor of any Disputable Collateral Obligation is lowered by the Facility Agent pursuant to the foregoing clause (b) following thisthe first Revaluation Event to occur with respect to such Disputable Collateral Obligation, the Servicer may dispute the same at its expense by retaining an Approved Valuation Firm to re-determine the Discount Factor of such Disputable Collateral Obligation in accordance with the Valuation Standard and providing written notice of such re-determined Discount Factor to the Facility Agent within sixty (60) days of the occurrence of such Revaluation Event, which re-determined Discount Factor shall take effect upon the Facility Agent’s receipt of such notice; provided that, once the Servicer has notified the Facility Agent pursuant to this clause (c) that an Approved Valuation Firm has been selected, such Approved Valuation Firm may not be changed with respect to the applicable Disputable Collateral Obligation without the prior written consent of the Facility Agent. Any Discount Factor determined by the Approved Valuation Firm selected by the Servicer pursuant to this clause (c) shall be re-determined every six (6) months by such Approved Valuation Firm, which re- determined Discount Factor shall take effect upon the Facility Agent’s receipt of written notice thereof; provided that, if no such re-determined Discount Factor is provided with respect to any six-month period, the Discount Factor of such Disputable Collateral Obligation shall thereafter be the Discount Factor determined by the Facility Agent in its sole discretion. Notwithstanding anything herein to the contrary, the Discount Factor of any Disputable Collateral Obligation already subject to dispute pursuant to this clause (c) shall be determined by the Facility Agent in its sole discretion if such Collateral Obligation at any time (i) becomes subject to a second Revaluation Event or (ii) has a then-current Leverage Multiple more than 2.50x higher than the Original Leverage Multiple thereof. Subject to the foregoing, there shall be no limit on the number of Disputable Collateral Obligations that may be disputed pursuant to this clause (c). Section 2.8 Increase of Committed Facility Amount. The Borrower may, with the prior written consent of the Facility Agent (which consent may be conditioned on one or more conditions precedent in its sole discretion), (i) increase the Commitment of the existing Lender Groups (pro rata) with the consent of all such Lender Groups, (ii) add additional Lender Groups and/or (iii) increase the Commitment of any Lender Group with the consent of such Lender Group, in each case, which shall increase the Committed Facility Amount by the amount of the increase of the Commitment of each such existing Lender Group and/or the amount of the Commitment of each additional Lender Group, as applicable; provided that, in no event shall the aggregate Commitments exceed $1,000,000,000. Section 2.9 Defaulting Lenders.

B-1 Annex B Lender Committed Facility Amount Uncommitted Facility Amount Maximum Facility Amount Deutsche Bank AG, New York Branch $150,000,00035 $150,000,00050, $300,000,00040 0,000,000 000,000 0,000,000 Total: $150,000,00035 $150,000,00050, $300,000,00040 0,000,000 000,000 0,000,000

Appendix B

Conformed through Amendment No. 1 dated July 29, 2026

SCHEDULES AND EXHIBITS

TO

LOAN FINANCING AND SERVICING AGREEMENT

Dated as of September 19, 2025

(CL LSF SPV I, LLC)

EXHIBITS

EXHIBIT A	Form of Note
EXHIBIT B	Audit Standards
EXHIBIT C-1	Form of Advance Request
EXHIBIT C-2	Form of Reinvestment Request
EXHIBIT C-3	Form of Electronic Asset Approval Request
EXHIBIT C-4	Form of FX Reallocation Notice
EXHIBIT C-5	Form of Prepayment Notice
EXHIBIT C-6	Form of Electronic Asset Approval Notice
EXHIBIT D	Form of Monthly Report
EXHIBIT E	Form of Joinder Agreement
EXHIBIT F-1	Authorized Representatives of Servicer
EXHIBIT F-2	Request for Release and Receipt
EXHIBIT F-3	Request for Release of Request for Release and Receipt
EXHIBIT G-1	U.S. Tax Compliance Certificate (Foreign Lender - non-Partnerships)
EXHIBIT G-2	U.S. Tax Compliance Certificate (Foreign Participant - non-Partnerships)
EXHIBIT G-3	U.S. Tax Compliance Certificate (Foreign Participants - Partnerships)
EXHIBIT G-4	U.S. Tax Compliance Certificate (Foreign Lenders - Partnerships)
EXHIBIT H	Schedule of Collateral Obligations Certification

SCHEDULES

SCHEDULE 1	Diversity Score Calculation
SCHEDULE 2-A	Moody's Industry Classification Group List
SCHEDULE 2-B	GICS Industry Classification Group List
SCHEDULE 3	Collateral Obligation Schedule
SCHEDULE 4	Reserved
SCHEDULE 5	Approved Valuation Firms

EXHIBIT B AUDIT STANDARDS 1. Collateral Monitoring a. On an annual basis, select a random sample size of 15 credit files (15 separate Obligors including the 5 largest Loans) from the three (3) most recent month-end loan tapes supporting the three most recent Monthly Reports (attempt to select from positions that were not previously tested) to reach 50% of the portfolio). Attempt to select items not previously tested. Test that the data reported on the loan tape agrees to the following source documentation: public information (i.e. Bloomberg), information included within the credit files (i.e. contracts) and, the system of record. This data should at a minimum include: - Loan balance - Eligible Currency - Eligible Jurisdiction - Ownership % - Tranche size - Purchase price of assets if lower than par - Confirm each loan is current on interest and principal - Note any covenant breaches - Loan or bond type and Lien position - Maturity date - Pricing (floating / fixed) - If floating, applicable index and index floor (if any) - Current Cash Pay % - Date of Financials used for financial metrics - Last 12 months EBITDA (and related EBITDA adjustment percentage) - EBITDA adjustment percentage (as a % of EBITDA) as of the applicable Cut-Off Date - Debt/EBITDA - Leverage Multiple / Original Leverage Multiple - Haircuts (if any) - Effective LTV / Original Effective LTV - Appraisal firm/date of last appraisal - Material Modifications (obtain and review all amendments since the position was added to the facility to confirm this. If a Material Modification occurred, was it properly reported to the Lender?) - If a Related Collateral Obligation, the related Variable Funding Asset owned by the applicable Affiliate of the Borrower, the Servicer or the Equityholder is in good standing - Loans with revolvers (outside of the Agreement) that are held by any Affiliate of the Borrower, the Seller or the Servicer and their status (i.e., whether in good standing) - Revaluation Events (if a Revaluation Event occurred, was it properly reported to the Lender?) - Agency rating (if publicly rated) - Industry

e. Test to ensure that all advances are used properly (in compliance with Section 9.26 of the Loan Financing Agreement). f. Obtain a copy of the [date] Collateral Obligation Schedule (per Section 10.29 of the Loan Financing Agreement). 5. Treatment of Borrower as a Special Purpose Entity a. Confirm the existence of the Constituent Documents of the Borrower in the appropriate jurisdiction. b. Inquire to the Servicer of any amendments to the Constituent Documents of the Servicer in effect as of the Effective Date and attach to the final report. c. Confirm the Borrower maintains a stand-alone bank account in its name. d. Obtain and read board resolutions since the Effective Date to confirm the board resolutions support the treatment of the Borrower as an SPE. e. Obtain the current contact information, including name, address, phone number, and facsimile number, for each Independent Manager of the Borrower and attach to the final report. f. Examine bank statements for all payments made to each Independent Manager of the Borrower, since the Effective Date, obtain invoices for payments, and document the dates for which the services were provided. g. Obtain and confirm the existence of a current Certificate of Good Standing for the Borrower. 6. Maintenance of Legal Names and UCC a. Confirm with outside counsel (and to the extent necessary, with the [_] or the [_], asSecretary of State of the State of Delaware or other applicable filing or record-keeping office) that the legal names of the Borrower and the Seller have not changed. Through management inquiry, provide details of any events that may necessitate the re-filing or amending of the UCC Financing Statements (once filed for the proposed facility) such as mergers, acquisitions, asset sales, or any changes in corporate names, location of chief executive offices, location of books and records relative to receivables, in the description of the assigned collateral attached to the UCC Financing Statements, etc. Obtain and document the existence of valid UCCs as of the date of the consulting procedures that protect the Collateral Agent’s first priority perfected security interest in the Collateral (subject to any Permitted Liens). Document the UCC’s filing dates. 7. Defaulted Collateral Obligations a. Obtain a list of Defaulted Collateral Obligations since the Effective Date, and select the 5 largest Collateral Obligations (or all if less than 5) that are classified as such (“Defaulted Obligation”). Inquire of the Servicer and document the status of such obligations and steps the Servicer is taking to maximize recoveries and work out the account. The list from the Servicer shall indicate whether each such obligation is a bi-lateral (between the Borrower and the Obligor) or syndicated transaction, the involvement of the Borrower (sole lender, assignee, participant, agent, etc.) and what position, if any, the Borrower has taken in the

EXHIBIT C-3 FORM OF ELECTRONIC ASSET APPROVAL REQUEST DEUTSCHE BANK AG, NEW YORK BRANCH as Facility Agent Email: amit.patel@db.com, peter.sabino@db.com, anuar.atiye-manzur@db.com, abs.conduits@db.com, lenderfinance_collateralreview@list.db.com With a copy to: State Street Bank and Trust Company as Collateral Agent Email: StructuredTrustandAnalytics@StateStreet.com Each Agent at the electronic email address set forth in Annex A to the Loan Financing Agreement , 202 This Electronic Asset Approval Request is delivered to you via email pursuant to Section 6.2(h) of the Loan Financing and Servicing Agreement, dated as of September 19, 2025 (together with all amendments or any other modifications, if any, from time to time made thereto, the “Loan Financing Agreement”), among CL LSF SPV I, LLC, as Borrower (the “Borrower”), CRESTLINE LENDING SOLUTIONS, LLC, as Servicer and Equityholder, STATE STREET BANK AND TRUST COMPANY, as Collateral Agent and as Collateral Custodian, the Agents and Lenders from time to time parties thereto and DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Financing Agreement. I. USE FOR ENTERPRISE VALUE LOANS COLLATERAL OBLIGATION INFORMATION Obligor Name Domicile Eligible Currency Obligor EBITDA (including cash and non-cash adjustments) EBITDA adjustment percentage (as a % of EBITDA) Collateral Obligation rating Pledged Amount

Purchase Price Original Leverage Multiple Attaching Leverage Multiple Detaching Leverage Multiple Loan Type (Lien Position) Moody’s Industry Classification Will Collateral Obligation be Owned by an REO Asset Owner? Servicer’s internal risk rating Moody’s Industry Classification GICS Industry Classification BORROWING BASE RELATED INFORMATION Advance Rate Discount Factor OTHER (describe any conditions to the Eligible Collateral Obligations that are being requested to be added or waived by the Facility Agent, proposed custom Revaluation Events, or any occurrence of a Revaluation Event) II. USE FOR ASSET BASED LOANS COLLATERAL OBLIGATION INFORMATION Obligor Name Domicile Eligible Currency Obligor EBITDA (including cash and non-cash adjustments) EBITDA adjustment percentage (as a % of EBITDA) Pledged Amount Purchase Price Original Leverage Multiple Adjustments to calculation of Leverage Multiple Original Effective LTV Detaching Effective LTV Maximum Effective LTV (before triggering a Revaluation Event) Adjustments to calculation of Effective LTV Collateral Type (working capital, fixed assets, IP, other (identify))

Approved Valuation Firm Date of Last Appraisal Appraised Value Required Appraisal Frequency [6 months][12 months] Loan Type (Lien Position) Moody’s Industry Classification Will Collateral Obligation be Owned by an REO Asset Owner? Moody’s Industry Classification GICS Industry Classification BORROWING BASE RELATED INFORMATION Advance Rate Discount Factor OTHER (describe any conditions to the Eligible Collateral Obligations that are being requested to be added or waived by the Facility Agent, proposed custom Revaluation Events, or any occurrence of a Revaluation Event)

The Facility Agent hereby directs each Lender pursuant to Section 2.2(d) of the Loan Financing Agreement to purchase and sell Advances in the following amounts: Lender Commitment Current Advances Outstanding Pro Rata Percentage Actual Pro Rata Percentage (prior to purchase/sale ) Advances Outstanding to Purchase Advances Outstanding to Sell DEUTSCHE BANK AG, NEW YORK BRANCH $150,000,0003 50,000,000 $ Euro GBP CAD AUD % % $ Euro GBP CAD AUD $ Euro GBP CAD AUD Total $150,000,0003 50,000,000 $ Euro GBP CAD AUD 100% 100% $ Euro GBP CAD AUD $ Euro GBP CAD AUD Such reallocation shall occur on the second Business Day following delivery of this FX Reallocation Notice (or, if this FX Reallocation Notice is delivered to any Lender after 4:00 p.m. in the Applicable Time Zone, on the third Business Day following delivery of this FX Reallocation Notice) or, in each case, such shorter time period as agreed in writing by each affected Lender. DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent By: Name: Title:

EXHIBIT C-6 FORM OF ELECTRONIC ASSET APPROVAL NOTICE CL LSF SPV I, LLC Email: [_] CreditOps@crestlineinc.com , 202 This Electronic Asset Approval Notice is delivered to you via email pursuant to Section 6.2(h) of the Loan Financing and Servicing Agreement, dated as of September 19, 2025 (together with all amendments or any other modifications, if any, from time to time made thereto, the “Loan Financing Agreement”), among CL LSF SPV I, LLC, as Borrower (the “Borrower”), CRESTLINE LENDING SOLUTIONS, LLC, as Servicer and Equityholder, STATE STREET BANK AND TRUST COMPANY, as Collateral Agent and as Collateral Custodian, the Agents and Lenders from time to time parties thereto and DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Financing Agreement. The Facility Agent hereby approves for acquisition (or incremental pledge, as applicable) the Collateral Obligation referenced below in accordance with the terms and information set forth below: I. USE FOR ENTERPRISE VALUE LOANS COLLATERAL OBLIGATION INFORMATION Obligor Name Domicile Eligible Currency Obligor EBITDA (including cash and non-cash adjustments) EBITDA adjustment percentage (as a % of EBITDA) Collateral Obligation rating Pledged Amount Purchase Price Original Leverage Multiple Attaching Leverage Multiple Detaching Leverage Multiple Loan Type (Lien Position) Moody’s Industry Classification

GICS Industry Classification BORROWING BASE RELATED INFORMATION Advance Rate Discount Factor OTHER (describe any conditions to the Eligible Collateral Obligations that are being requested to be added or waived by the Facility Agent, proposed custom Revaluation Events, or any occurrence of a Revaluation Event) II. USE FOR ASSET BASED LOANS COLLATERAL OBLIGATION INFORMATION Obligor Name Domicile Eligible Currency Obligor EBITDA (including cash and non-cash adjustments) EBITDA adjustment percentage (as a % of EBITDA) Pledged Amount Purchase Price Original Leverage Multiple Adjustments to calculation of Leverage Multiple Original Effective LTV Detaching Effective LTV Maximum Effective LTV (before triggering a Revaluation Event) Adjustments to calculation of Effective LTV Collateral Type (working capital, fixed assets, IP, other (identify)) Approved Valuation Firm Date of Last Appraisal Appraised Value Required Appraisal Frequency [6 months][12 months] Loan Type (Lien Position) Moody’s Industry Classification GICS Industry Classification BORROWING BASE RELATED INFORMATION Advance Rate Discount Factor

(xiii) the Weighted Average Advance Rate; (xiv) the Weighted Average Unfunded Advance Rate; (xv) the Pro Rata Percentage of each Lender; (xvi) the Foreign Currency Advance Amount (Individual), the Foreign Currency Sublimit (Individual), the Foreign Currency Advance Amount (Aggregate) and the Foreign Currency Advance Amount (Individual); (xvii) the aggregate Commitments minus Advances Outstanding; (xviii) the Effective Advance Rate; (xix) the Maximum Portfolio Advance Rate; (xx) the Target Portfolio Amount; (xxi) the calculation of the Foreign Currency Sublimit Compliance Test, the results thereof, and a determination as to whether such results satisfy the Foreign Currency Sublimit Compliance Test. (b) A list of Collateral Obligations, including, with respect to each Collateral Obligation, the following detailed information: (i) the Obligor thereon, its full, legal name and its jurisdiction of organization; (ii) the CUSIP or security identifier thereof, if any; (iii) the Principal Balance thereof; (iv) the Collateral Obligation Amount thereof, the Advance Rate, the Discount Factor and the Leverage Multiple with respect thereto; (v) whether such Collateral Obligation is denominated in Dollars, Euros, GBPs, CADs or AUDs; (vi) the related interest rate or spread (including details on any currently deferring interest, any interest rate floor and the index referenced by such Collateral Obligation); (vii) the stated maturity thereof; (viii) the related Moody’s Industry Classification or the related GICS Industry Classification, as applicable;

(ix) the date that the last financial statements for such Obligor were delivered, the date the next financial statements for such Obligor are expected and how often financial statements are delivered for such Obligor; (x) an indication as to whether each such Collateral Obligation is one or a combination of (A) an Eligible Collateral Obligation, (B) a First Lien Loan, (C) a FILO Loan, (D) a Second Lien Loan, (E) a DB Tranched Last Out Loan, (F) a Deferrable Collateral Obligation and/or an Excepted Deferrable Obligation, (G) a DIP Loan, (H) a Real Estate Loan, (I) a Multiple of Recurring Revenue Loan, (J) a Small Obligor Loan, (K) a Broadly Syndicated Loan, (L) a Variable Funding Asset, (M) a Participation Interest, (N) an Asset Based Loan, (O) an Enterprise Value Loan, (P) a Fixed Rate Collateral Obligation and/or (Q) a Defaulted Collateral Obligation; (xi) an indication as to whether each such Collateral Obligation is a covenant- lite Loan; (xii) the [Revenue][EBITDA] of the related Obligor as of the date that the last financial statements for such Obligor were delivered; (xiii) the EBITDA of the related Obligor and the EBITDA adjustment percentage (as a % of EBITDA) as of the applicable Cut-Off Date and as of the date that the last financial statements for such Obligor were delivered; (xiv) (xiii) the date of the last Material Modification, if any, and a brief description thereof; (xv) (xiv) the Servicer’s internal risk rating thereof (and all applicable outputs and calculations); (xvi) (xv) reserved; (xvii) (xvi) if such loan is an Asset Based Loan, the type of Asset Based Loan (by collateral source), the Effective LTV based on the Appraised Value as of the date of the last required appraisal, the Original Effective LTV and the attaching Original Effective LTV; (xviii) (xvii) whether a Revaluation Event has occurred with respect to such Collateral Obligation during the relevant Accrual Period or is otherwise outstanding; (xix) (xviii) if such Collateral Obligation is a Fixed Rate Collateral Obligation, whether it is required to be hedged under Section 10.6 of the Loan Financing and Servicing Agreement; (xx) (xix) the Moody’s rating, Fitch rating and/or S&P rating, if any; (xxi) (xx) if such Collateral Obligation is a Broadly Syndicated Loan, the initial market value and current market value thereof; and

(xxii) (xxi) whether any adjustments to the calculation of the Leverage Multiple or the Effective LTV have been approved by the Facility Agent with respect to such Collateral Obligation. (c) Other Borrower Collateral Information (i) whether the Revolving Period has ended; (ii) a schedule showing the balance in the Collection Account on the immediately prior Determination Date (showing also the balance in each of the Principal Collection Account, the Interest Collection Account, the Dollar sub-account, the Euro sub- account, the GBP sub-account, the CAD sub-account and the AUD sub-account), each credit or debit since such date specifying the nature, source, amount and identifying as Principal Collection or Interest Collection, and the ending balance in the Collection Account (showing also the balance in each of the Principal Collection Account, the Interest Collection Account, the Dollar sub-account, the Euro sub-account, the GBP sub- account, the CAD sub-account and the AUD sub-account); (iii) an itemized list and brief description of any Collections received during the related Accrual Period from or on behalf of the related Obligor and not credited to the Collections Account by the close of business on the second Business Day following such receipt; (iv) an itemized list of all Excluded Amounts withdrawn from the Collections Account during the related Accrual Period; (v) the identity of each Defaulted Collateral Obligation, and date such Collateral Obligation became a Defaulted Collateral Obligation (and whether such Collateral Obligation was a Related Collateral Obligation that became a Defaulted Collateral Obligation pursuant to clause (g) of the definition thereof due to a failure by an Affiliate of the Borrower that owns the related Variable Funding Asset to comply with any funding obligations thereunder); (vi) reserved; (vii) a list of all Collateral Obligations that were acquired, disposed of, substituted for or otherwise refinanced in such Accrual Period and indicating, for each such Collateral Obligation, whether such Collateral Obligation is an Eligible Collateral Obligation, the price paid by the Borrower for such Collateral Obligation and, with respect to any Collateral Obligation disposed of, the price received by the Borrower for such Collateral Obligation; (viii) a list of all Collateral Obligations that ceased to be Eligible Collateral Obligations during such Accrual Period; and

EXHIBIT F-1 AUTHORIZED REPRESENTATIVES OF SERVICER4 [PROVIDED SEPARATELY] 4 NTD: to be provided, requirement may be satisfied by providing separate incumbency certificate for the Servicer. Name Office Specimen Signature

Sch. 2-1 SCHEDULE 2-A MOODY’S INDUSTRY CLASSIFICATION GROUP LIST CORP – Aerospace & Defense CORP – Automotive CORP – Banking, Finance, Insurance & Real Estate CORP – Beverage, Food & Tobacco CORP – Capital Equipment CORP – Chemicals, Plastics, & Rubber CORP – Construction & Building CORP – Consumer goods: Durable CORP – Consumer goods: Non-durable CORP – Containers, Packaging & Glass CORP – Energy: Electricity CORP – Energy: Oil & Gas CORP – Environmental Industries CORP – Forest Products & Paper CORP – Healthcare & Pharmaceuticals CORP – High Tech Industries CORP – Hotel, Gaming & Leisure CORP – Media: Advertising, Printing & Publishing CORP – Media: Broadcasting & Subscription CORP – Media: Diversified & Production CORP – Metals & Mining CORP – Retail CORP – Services: Business CORP – Services: Consumer CORP – Sovereign & Public Finance CORP – Telecommunications CORP – Transportation: Cargo CORP – Transportation: Consumer CORP – Utilities: Electric CORP – Utilities: Oil & Gas CORP – Utilities: Water CORP – Wholesale

Sch. 2-2 SCHEDULE 2-B GICS INDUSTRY CLASSIFICATION GROUP LIST Asset Type Code Asset Type Description 101010 Energy Equipment & Services 101020 Oil, Gas & Consumable Fuels 151010 Chemicals 151020 Construction Materials 151030 Containers & Packaging 151040 Metals & Mining 151050 Paper & Forest Products 201010 Aerospace & Defense 201020 Building Products 201030 Construction & Engineering 201040 Electrical Equipment 201050 Industrial Conglomerates 201060 Machinery 201070 Trading Companies & Distributors 202010 Commercial Services & Supplies 202020 Professional Services 203010 Air Freight & Logistics 203020 Passenger Airlines 203030 Marine Transportation 203040 Ground Transportation 203050 Transportation Infrastructure 251010 Automobile Components 251020 Automobiles 252010 Household Durables 252020 Leisure Products 252030 Textiles, Apparel & Luxury Goods 253010 Hotels, Restaurants & Leisure 253020 Diversified Consumer Services 255010 Distributors 255030 Broadline Retail 255040 Specialty Retail 301010 Consumer Staples Distribution & Retail 302010 Beverages 302020 Food Products 302030 Tobacco 303010 Household Products

Sch. 2-3 303020 Personal Care Products 351010 Health Care Equipment & Supplies 351020 Health Care Providers & Services 351030 Health Care Technology 352010 Biotechnology 352020 Pharmaceuticals 352030 Life Sciences Tools & Services 401010 Banks 402010 Financial Services 402020 Consumer Finance 402030 Capital Markets 402040 Mortgage Real Estate Investment Trusts (REITs) 403010 Insurance 451020 IT Services 451030 Software 452010 Communications Equipment 452020 Technology Hardware, Storage & Peripherals 452030 Electronic Equipment, Instruments & Components 453010 Semiconductors & Semiconductor Equipment 501010 Diversified Telecommunication Services 501020 Wireless Telecommunication Services 502010 Media 502020 Entertainment 502030 Interactive Media & Services 551010 Electric Utilities 551020 Gas Utilities 551030 Multi-Utilities 551040 Water Utilities 551050 Independent Power and Renewable Electricity Producers 601010 Diversified REITs 601025 Industrial REITs 601030 Hotel & Resort REITs 601040 Office REITs 601050 Health Care REITs 601060 Residential REITs 601070 Retail REITs 601080 Specialized REITs 602010 Real Estate Management & Development